EXTENSION AGREEMENT

     THIS MODIFICATION AGREEMENT is dated as of the 26th day of June, 1997 by and among MERRY LAND & INVESTMENT COMPANY, INC., a Georgia corporation (the "Borrower"), the Lenders who are or may become a party to the Agreement (as hereinafter defined) and FIRST UNION NATIONAL BANK, in its capacity as Agent for the Lenders (for itself as a Lender and as Agent, collectively "First Union").

                       Statement of Purpose

     The Borrower and First Union entered into a certain Credit Agreement dated June 28, 1996, as modified by Modification Agreement dated December 19, 1996 (as modified, the "Credit Agreement") and Borrower has requested that First Union extend the "Termination Date" as defined in Section 1.1 of the Credit Agreement.

     All capitalized terms used herein and not defined herein shall have the meaning as used in the Credit Agreement.

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     1. The definition of "Termination Date" in Section 1.1 of the Credit Agreement shall be deleted, and simultaneously substituted in lieu of the language deleted from Section 1.1 shall be the following:

          " Termination Date' means September 30, 1997 or such date as may be provided in Section 2.5 hereof."

     2. This Extension Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

     Except as modified hereby, the Credit Agreement shall be unchanged and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of the day and year first above written.

                              MERRY LAND & INVESTMENT
                              COMPANY, INC., a Georgia corporation



                              By:      Dorrie E. Green   /s/
                              Name:    Dorrie E. Green
                              Title:   Vice President


                              FIRST UNION NATIONAL BANK



                              By:      Susan T. Miller   /s/
                              Name:    Susan T. Miller
                              Title:   Senior Vice President